Marketable securities, commodities, time deposits, derivative financial instruments and cash and cash equivalents (Details 1) - USD ($) $ in Millions	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Cash and cash equivalents [abstract]
Current accounts	$ 3,207	$ 2,877
Time deposits and short term investments with original maturity less than 90 days	10,186	4,640
Total cash and cash equivalents	$ 13,393	$ 7,517	$ 12,407	$ 9,658